                                                                   Exhibit 10.26

                               THE PANTRY, INC.

                         STOCK SUBSCRIPTION AGREEMENT


     THIS STOCK SUBSCRIPTION AGREEMENT (this "Agreement") is made and entered into as of [______________], 1998, by and between The Pantry, Inc., a Delaware corporation (the "Company"), and [__________] ("Purchaser").


                               R E C I T A L S:
                               ---------------


     A. The Company has adopted The Pantry, Inc. 1998 Stock Subscription Plan (the "Plan").

     B. The Company desires, pursuant to the Plan, to sell to Purchaser, who is an employee of the Company and/or any directly or indirectly majority or wholly-owned entities of the Company (individually, a "Subsidiary" and collectively, the "Subsidiaries"), and Purchaser desires to purchase from the Company, Shares (as hereinafter defined) of the Company, subject to the terms and conditions set forth in this Agreement. The date on which such sale and purchase occur shall be referred to herein as the "Closing Date."

     C. In order to induce the Company to sell the Shares to the Purchaser, Purchaser agrees to hold such shares subject to the restrictions and interests created by this Agreement.


                              A G R E E M E N T:
                              -----------------

     NOW, THEREFORE, in consideration of the foregoing recitals and the mutual covenants and conditions contained herein, the parties agree as follows:

     1.   Sales and Purchase of Shares.  The Company hereby agrees to sell to
          ----------------------------
Purchaser, subject to the conditions and restrictions contained in this Agreement, and Purchaser hereby agrees to purchase from the Company, [_________] shares of common stock $0.01 par value per share (individually, a "Share," and collectively, the "Shares") of the Company, at a price of $[____] per Share, for an aggregate purchase price of [_________] (the "Purchase Price"). The Purchase Price shall be payable by delivery of (a) cash or Purchaser's check in the amount of [_______________], and (b) a secured promissory note of Purchaser issued to the Company (in the form attached hereto as Exhibit C) for
                                                      ---------
[_______________] (the "Note"). Payment of all amounts owed under the Note and compliance by Purchaser with the terms and conditions of this Agreement and the Pledge Agreement (as hereinafter defined) shall be secured by a pledge of the Shares, in conjunction with which Purchaser shall execute a Stock Pledge Agreement in the form attached hereto as Exhibit D (the
                                                                ---------
"Pledge Agreement"). Purchaser shall deliver the cash or check, the Note and the Pledge Agreement to the Company prior to the Closing Date, each dated as of the Closing Date. In connection with the purchase of Shares hereunder, Purchaser acknowledges that he or she has reviewed the Informational Memorandum dated August, 1998 relating to the Plan, including the discussion of Section 83(b) of the Internal Revenue Code of 1986, as amended.

     2.   Restriction on Transfer of the Shares.
          -------------------------------------

          (a) Except as otherwise provided herein, Purchaser may not sell, transfer, assign, pledge, hypothecate or otherwise dispose of (collectively, "Transfer") any of the Shares, or any right, title or interest therein prior to the first anniversary of the Closing Date and, thereafter, any Transfer must be in compliance with Section 4 and Section 8 hereof. All Transfers also must
                   ---------     ---------
comply with Section 6 of the Pledge Agreement. Any purported Transfer (including an involuntary Transfer initiated by operation of legal process) of any of the Shares or any right, title or interest therein, except in strict compliance with the terms and conditions of this Agreement, shall be null and void.

          (b) For purposes of this Agreement, "Initial Public Offering" shall mean an underwritten public offering of Common Stock by the Company registered under the Securities Act of 1933 (the "Act") (other than an offering registered on Form S-4 or Form S-8 or any substitute for such forms) resulting in gross proceeds to the Company in excess of $25 million.

     3.   Repurchase Option Upon Termination.
          ----------------------------------

          (a) In the event that Purchaser's employment or other relationship with the Company and all of its Subsidiaries terminates for any reason (including, without limitation, by reason of Purchaser's death, disability, retirement, voluntary resignation or dismissal by the Company or any of its Subsidiaries, with or without cause), the Company shall have the option (the "Repurchase Option") to purchase from Purchaser all or any portion of the Shares acquired by Purchaser under this Agreement for a period of six (6) months after the effective date of such termination (the effective date of termination is hereinafter referred to as the "Termination Date").

          (b) The purchase price (the "Repurchase Price") for each Share to be purchased pursuant to the Repurchase Option shall equal (a) the greater of Purchase Price and Book Value (as defined herein) if the Termination Date occurs within the two (2) year period commencing on the date hereof and (b) the greater of the Purchase Price and the Fair Market Value (as defined herein) thereof (subject to adjustment as set forth herein) thereafter. The "Book Value" of a Share shall equal [______] per Share (subject to adjustment as set forth in
Section 3(c)) plus the net income or minus the net loss per share to the end of
-------------
the fiscal quarter
immediately preceding the Termination Date, as determined by the Board of Directors of the Company, acting in good faith and based upon the books and records of the Company prepared in accordance with generally accepted accounting principles consistently applied, which determination shall be final and binding. The "Fair Market Value" of a Share shall be the fair market value of a Share as of the Termination Date as determined by the Board of Directors of the Company, which determination shall be final and binding.

          (c) The Repurchase Price for any Shares to be purchased pursuant to the Repurchase Option shall be increased or decreased appropriately to reflect any distribution of stock or other securities of the Company or any successor or assign of the Company which is made in respect of, in exchange for or in substitution of the Shares by reason of any split, reverse split, combination, recapitalization, reclassification, merger, consolidation or otherwise.

          (d) The Repurchase Option shall be exercised by the Company by delivery to Purchaser, within the six-month period specified above, of a written notice specifying (a) the number of Shares to be purchased and (b) a day, which shall not be more than 30 days after the date such notice is delivered, on or before which Purchaser shall surrender the certificate or certificates representing the Shares to be purchased pursuant to the Repurchase Option (duly endorsed in blank for Transfer) at the principal office of the Company in exchange for a check, payable to Purchaser in the amount equal to the Repurchase Price, calculated as provided in this Section 3, multiplied by the number of the
                                      ---------
Shares to be purchased. If Purchaser fails to so surrender such certificate or certificates on or before such date, from and after such date the Shares which the Company elected to repurchase shall be deemed to be no longer outstanding, and Purchaser shall cease to be a stockholder with respect to such Shares and shall have no rights with respect thereto except only the right to receive payment of the Repurchase Price, without interest, upon surrender of the certificate or certificates therefor (duly endorsed in blank for transfer). Notwithstanding the foregoing in this Section 3(d), in the event any principal,
                                      ------------
interest, fees, expenses or other amounts due on or in connection with the Note (the "Outstanding Amount") are owed to the Company by Purchaser, the Repurchase Price for the number of the Shares to be repurchased hereunder shall be reduced (to an amount not less than zero) by such Outstanding Amount, which reduction shall be specified in reasonable detail in the Company's written notice of election to exercise the Repurchase Option. If the Outstanding Amount exceeds the Repurchase Price for the number of the Shares to be repurchased, Purchaser shall remain obligated and liable to the Company for the unpaid balance thereof.

          (e) The Repurchase Option shall terminate upon the last to occur of
(i) the first anniversary of the Closing Date and (ii) the Initial Public Offering.

     4.   Right of First Refusal.
          ----------------------

          (a) Sales; Notice.  At any time on or after the first anniversary of
              -------------
the Closing Date, Purchaser may Transfer for cash (and only for such form of consideration) any or all of the Shares to any third party subject to the provisions of this Section 4 and Section 8 hereof, and subject to Section 6 of
                   ---------     ---------
the Pledge Agreement. Prior to any such proposed Transfer, Purchaser shall first give at least thirty (30) days' advance written notice (the "Notice") to the Company specifying (i) Purchaser's bona fide intention to sell such Shares;
(ii) the name(s) and address(es) of the proposed transferee(s); (iii) the number of Shares Purchaser proposes to Transfer (individually, an "Offered Share," and collectively, the "Offered Shares"); (iv) the price for which Purchaser proposes to Transfer each Offered Share (the "Proposed Purchase Price"); (v) such evidence as the Company may reasonably request to demonstrate the ability of the proposed transferee(s) to pay the Proposed Purchase Price; and (vi) all other material terms and conditions of the proposed transfer.

          (b) Election by the Company.  Within twenty (20) days after receipt of
              -----------------------
the Notice, the Company may elect to purchase (or assign its right to purchase to a designee or designees) any or all of the Offered Shares at the price and on the terms and conditions set forth in the Notice by delivery of written notice of such election to Purchaser, specifying a day, which shall not be more than twenty (20) days after such notice is delivered, on or before which Purchaser shall surrender (if Purchaser has not already done so) the certificate or certificates representing the Offered Shares (duly endorsed in blank for transfer) at the administrative office of the Company. Within twenty (20) days after delivery of such notice to Purchaser, the Company (or its designee) shall deliver to Purchaser a check, payable to Purchaser, in the amount equal to the product of the Proposed Purchase Price multiplied by the number of Offered Shares (the "First Refusal Price") in exchange for the Offered Shares. If Purchaser fails to so surrender such certificate or certificates on or before such date, from and after such date the Offered Shares shall be deemed to be no longer outstanding, and Purchaser shall cease to be a Shareholder with respect to such Shares and shall have no rights with respect thereto except only the right to receive payment of the First Refusal Price, without interest, upon surrender of the certificate or certificates therefor (duly endorsed in blank for Transfer). Notwithstanding the foregoing, if any Outstanding Amount is owed to the Company by Purchaser, the First Refusal Price shall be reduced (to an amount not less than zero) by such Outstanding Amount, which reduction shall be specified in reasonable detail in the Company's written notice of election to purchase the Offered Shares. If the Company does not elect to purchase (or assign its rights to a designee) all of the Offered Shares, Purchaser shall be entitled to Transfer the Offered Shares, subject to Section 8 hereof and Section
                                                    ---------
6 of the Pledge Agreement, to the transferee(s) named in the Notice at the Proposed Purchase Price, or at a higher price, and on the terms and conditions set forth in the Notice; provided, however, that such Transfer must be consummated within ninety (90) days after the date of the Notice and any proposed Transfer after such ninety (90) day period may be made only by again complying with the procedures set forth in this Section 4.
                                                ---------

          (c) The right of first refusal contained in this Section 4 shall
                                                           ---------
terminate upon the closing of an Initial Public Offering.

     5.   Permitted Transfers.  Notwithstanding any other provision hereof,
          -------------------
subject to and upon full compliance with Section 6 of the Pledge Agreement, Purchaser may, at any time or times, transfer any or all of the Shares: (a) inter vivos to Purchaser's spouse or issue, a trust for their benefit, or pursuant to any will or testamentary trust; or (b) upon Purchaser's death, to any person in accordance with the laws of descent and/or testamentary distribution (such persons described in clauses (a) and (b) hereof are collectively referred to herein as "Permitted Transferees"). Shares shall not be Transferred pursuant to this Section 5 until the Permitted Transferee
                                ---------
executes a valid undertaking, in form and substance reasonably satisfactory to the Company, to the effect that the Permitted Transferee and the Shares so Transferred shall thereafter remain subject to all of the provisions of this Agreement (including the Repurchase Option) and the Pledge Agreement, as though the Permitted Transferee were a party to this Agreement and the Pledge Agreement, bound in every respect in the same way as Purchaser. Transfers made in accordance with this Section 5 shall not be subject to the provisions of
                        ---------
Section 4 hereof.
---------

     6.   Security for Performance.  The Company and Purchaser hereby
          ------------------------
acknowledge that Purchaser has agreed to pledge the Shares under the Pledge Agreement to secure the payment of all obligations existing under the Note whether for principal, interest, fees, expenses or otherwise and/or to ensure Purchaser's compliance with the terms and conditions of this Agreement and the Pledge Agreement. Subject to the terms and conditions of this Agreement and of the Pledge Agreement, and to the exceptions specified therein, Purchaser shall be entitled to exercise all rights and privileges of the registered holder of the Shares held by the Company pursuant to the Pledge Agreement and shall be entitled to receive any dividend or other distribution thereon.

     7.   Partial Termination.  This Agreement shall terminate with respect to
          -------------------
those Shares which are (a) acquired by the Company pursuant to Section 3(b)
                                                               ---------
hereof upon such acquisition; or (b) acquired by the Company pursuant to Section
                                                                         -------
4 hereof, upon such acquisition.
-

     8.   Obligation to Sell Securities.
          -----------------------------

          (a) If the investment funds affiliated with Freeman Spogli & Co., LLC (collectively "FSEP") find a third-party buyer for all shares of common stock of the Company held by them (whether such sale is by way of purchase, exchange, merger or other form of transaction), upon the request of FSEP the Purchaser shall sell all of Purchaser's Shares for the same per share consideration (which may be less than the Purchase Price per share paid by Purchaser), and otherwise pursuant to the terms and conditions applicable to FSEP for the sale of the shares of the common stock of the Company held by them.

          (b) Purchaser hereby consents to any sale, transfer, reorganization, exchange, merger, combination or other form of transaction described in Section
                                                                        -------
8(a) and agrees to execute such agreements, powers of attorney, voting proxies
-
or other documents and instruments as may be necessary or desirable to consummate such sale, transfer, reorganization, exchange, merger, combination or other form of transaction. Purchaser further agrees to timely take such other actions as FSEP may reasonably request in connection with the approval of the consummation of such sale, transfer, reorganization, exchange, merger, combination or other form of transaction, including voting as a stockholder to approve any such sale, transfer, reorganization, exchange, merger, combination or other form of transaction and waiving any appraisal rights that Purchaser may have in connection therewith.

     (c) The obligations of Purchaser pursuant to this Section 3 shall be
                                                       ---------
binding on any transferee (other than a transferee in a Public Market Sale, as defined below) of any of the Shares and Purchaser and any of his transferees shall obtain and deliver to the Company a written commitment to be bound by such provisions from a subsequent transferee prior to any Transfer (other than Transfers constituting a Public Market Sale). The Purchaser's obligations pursuant to this Section 8, and the obligations of any such transferee, shall
                 ---------
survive the partial termination of this Agreement pursuant to Section 7 hereof.
                                                              ---------
Any transfer effected in violation of this provision shall be void. The term "Public Market Sale" means any sale of Common Stock after the Initial Public Offering which is made pursuant to Rule 144 promulgated under the Act or which is made pursuant to a registration statement declared effective by the Securities and Exchange Commission.

     9.   Tag Along Rights.  If FSEP finds a third-party buyer (other than a
          ----------------
buyer that is an investment fund or partnership affiliated with FSEP or a general or limited partner of FSEP (each, a "FS Permitted Transferee"), or is a transferee in a Public Market Sale), for all or part of the shares of Common Stock held by FSEP (whether such sale is by way of purchase, exchange, merger or other form of transaction), the Purchaser shall have the right to sell, on the terms set forth in a written notice (the "Offering Notice") delivered by FSEP to the Purchaser describing the terms of the proposed sale (including the minimum sale price for the shares of Common stock that FSEP plans to sell), that amount of the Shares he then owns which constitute the same percentage of his Shares as the percentage of Common Stock sold by FSEP. Each such right shall be exercisable by delivering written notice to FSEP within 15 days after receipt of the Offering Notice. Failure to exercise such right within such 15-day period shall be regarded as a waiver of such rights. The obligations of FSEP under this Section 9 shall terminate upon an Initial Public Offering.
     ---------

     10.  Agreement Subject to Plan.  This Agreement entered into under, and is
          -------------------------
subject to, the Plan and, in the event of any conflict, the provisions of the Plan shall prevail.

     11.  Miscellaneous.
          -------------

          (a) Further Assurances.  Each party hereto agrees to perform any
              ------------------
further acts and execute and deliver any documents which may be reasonably necessary to carry out the intent of this Agreement.


          (b) Notices.  Except as otherwise provided herein, all notices,
              -------
requests, demands and other communications under this Agreement shall be in writing, and if by telegram or telecopy, shall be deemed to have been validly served, given or delivered when sent, or if by personal delivery or messenger or courier service, or by registered or certified mail, shall be deemed to have been validly served, given or delivered upon actual delivery, at the following addresses, telephone and facsimile numbers (or such other address(es), telephone and facsimile numbers a party may designate for itself by like notice):

          If to the Company:

          The Pantry, Inc.
          1801 Douglas Drive
          Post Office Box 1410
          Sanford, NC  27330
          Attention:  Peter J. Sodini
          Telephone: [_______]
          Telecopy: [________]

          With a copy to:

          Freeman Spogli & Co. Incorporated
          11100 Santa Monica Boulevard
          Suite 1900
          Los Angeles, CA  90025
          Attention: [__________]
          TEL: [___________]
          FAX: [___________]

          If to Purchaser:

          At the address specified at the end of this Agreement.

          (c) Amendments.  This Agreement may be amended only by a written
              ----------
agreement executed by both of the parties hereto and by FSEP.

          (d) Governing Law.  This Agreement shall be governed by and construed
              -------------
in accordance with the laws of the State of Delaware.

          (e) Disputes.  In the event of any dispute among the parties arising
              --------
out of this Agreement, the prevailing party shall be entitled to recover from the nonprevailing party the reasonable expenses of the prevailing party including, without limitation, reasonable attorneys' fees.

          (f) Entire Agreement.  This Agreement constitutes the entire agreement
              ----------------
and understanding among the parties pertaining to the subject matter hereof and supersedes any and all prior agreements, whether written or oral, relating hereto.

          (g) Recapitalizations or Exchanges Affecting the Company's Capital.
              --------------------------------------------------------------
The provisions of this Agreement shall apply to any and all stock or other securities of the Company or any successor or assign of the Company, which may be issued in respect of, in exchange for or in substitution of, the Shares by reason of any split, reverse split, recapitalization, reclassification, combination, merger, consolidation or otherwise, and such Shares or other securities shall be encompassed within the term "Shares" for purposes of this Agreement and the Pledge Agreement.

          (h) No Rights as an Employee.  Nothing in this Agreement shall affect
              ------------------------
in any manner whatsoever the rights of the Company or any of its Subsidiaries to terminate Purchaser's employment for any reason, with or without cause, subject to the terms and conditions of any employment agreement to which Purchaser may be a party.

          (i) Disclosure.  The Company shall have no duty or obligation to
              ----------
affirmatively disclose to Purchaser, and Purchaser shall have no right to be advised of, any material information regarding the Company or any of its Subsidiaries at any time prior to, upon or in connection with the Company's repurchase of the Shares under this Agreement at the cessation or termination of Purchaser's employment with the Company and/or any of its Subsidiaries.

          (j) Successors and Assigns.  The Company may assign with absolute
              ----------------------
discretion any or all of its rights and/or obligations and/or delegate any of its duties under this Agreement to any of its affiliates, successors and/or assigns and this Agreement shall inure to the benefit of, and be binding upon, such respective affiliates, successors and/or assigns of the Company in the same manner and to the same extent as if such affiliates, successors and/or assigns were original parties hereto. Without limiting the foregoing, the Company may assign the Repurchase Option and/or the right of first refusal provided for in
Section 3 and Section 4 hereof, respectively, to any of its affiliates,
---------     ---------
successors and/or assigns. FSEP may assign its rights under Section 8 hereof to any FS Permitted Transferee or to a purchaser of shares of Common Stock then owned by FSEP. For purposes of this Agreement, the term "Shares" shall include shares of capital stock or other securities of the Company or any successor or assign of the Company, which are issued in respect of, in exchange for or in substitution of the Shares by reason of any split, reverse split, recapitalization, reclassification, combination, merger, exchange or consolidation. Unless specifically provided herein to the contrary,

Purchaser may not assign any or all of its rights and/or obligations and/or delegate any or all its duties under this Agreement without the prior written consent of the Company and FSEP. Upon an assignment of any or all of Purchaser's rights and/or obligations and/or a delegation of any or all of its duties under this Agreement in accordance with the terms of this Agreement, this Agreement shall inure to the benefit of, and be binding upon, Purchaser's respective affiliates, successors and/or assigns in the same manner and to the same extent as if such affiliates, successors and/or assigns were original parties hereto.

          (k) Heading.  Introductory headings at the beginning of each section
              -------
and subsection of this Agreement are solely for the convenience of the parties and shall not be deemed to be a limitation upon or description of the contents of any such section and subsection of this Agreement.

          (l) Counterparts.  This Agreement may be executed in two counterparts,
              ------------
each of which shall be deemed an original and both of which, when taken together, shall constitute one and the same agreement.

     IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

                              THE COMPANY:

                              THE PANTRY, INC.
                              a Delaware corporation


                              By:
                                  -----------------------------------
                                  Peter J. Sodini
                                  President


                              PURCHASER:


                              ---------------------------------------
                              [             ]
                               -------------
                              Address:
                              [             ]
                               -------------